Exhibit 10.9

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

FINAL VERSION 2/8/16
CONFIDENTIAL

ADDENDUM TO

DRUG LICENSE AND DEVELOPMENT AGREEMENT

by and between

LANTERN PHARMA, INC.

and

ONCOLOGY VENTURE, APS

FINAL VERSION 2/8/16

CONFIDENTIAL

ADDENDUM TO DRUG LICENSE AND DEVELOPMENT AGREEMENT

This Addendum is attached to and forms part of the DRUG LICENSE AND DEVELOPMENT AGREEMENT dated May 23, 2015 (hereinafter the “Addendum”), between Oncology Venture APS (Company Registration no. 34 62 35 62), a Danish corporation having its principal offices at Venlighedesvej 1, 2970 Hørsholm, Denmark (hereinafter “OV”), and Lantern Pharma, Inc, (Company Registration no. ______________________________ ) a Texas corporation having its principal place of business at 211 N Ervay Street, Suite 404, Dallas, TX 75201 U.S.A. (hereinafter “LP”) as of February 8, 2016 (the “EFFECTIVE DATE”) (hereinafter the “Addendum”). LP and OV are sometimes referred to herein individually as a “Party” and collectively as the “Parties”. To the extent that any of the terms or conditions contained in this Addendum may contradict or conflict with any of the terms or conditions of the Drug License and Development Agreement dated May 23, 2015, it is expressly understood and agreed that the terms of this Addendum shall take precedence and supersede the Drug License and Development Agreement.

Recitals

LP licenses certain intellectual property rights in and to the cancer drug Irofulven, which rights include the LP Data Package under the Technology License Agreement from AF Chemicals, LLC, a Californian limited liability company having its principal office at 5545 Coral Reef, La Jolla, CA 92037, U.S.A. (hereinafter “AFC”).

OV controls certain intellectual property rights in and to a DRP Biomarker which is useful for selecting likely responder patients;

OV and LP have previously entered into the DRUG LICENSE AND DEVELOPMENT AGREEMENT (effective May 23, 2015) (hereinafter the “Agreement”), attached hereto as Exhibit J.

OV and LP now agree to this Addendum.

Now Therefore, in consideration of the foregoing premises and the mutual promises, covenants and conditions contained in this Addendum, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

ARTICLE 1
DEFINITIONS

In this Addendum, sections that are numbered using the same section number as employed in the Agreement replace the corresponding section in the Agreement. Sections in the Agreement in which no corresponding numbered section is present in the Addendum are unchanged but shall be read in light of the Addendum as a whole. Subsections in the Agreement in which no corresponding numbered section is present in the Addendum remain unchanged but shall be read in light of the Addendum as a whole. As used in this Addendum, capitalized terms, whether used in the singular or plural form, shall have the meanings set forth in the Agreement, except that the following initially capitalized terms, whether used in the singular or plural form, shall have the meanings set forth in this ARTICLE 1.

Oncology Venture-Lantern Pharma Irofulven License.

1.15 “Compound” means Irofulven and/or any pharmaceutically-active formulations of Irofulven except Irofulven when bound directly or via a linker to all of the following conjugates: an antibody, antibody fragment, peptide, growth factor, receptor proteins, receptor binding entity, lipids, liposomal particles, nanoparticles, PEG carriers, steroids, proteins, toxins, or another drug conjugate (hereinafter “Conjugates”) or Irofulven Analogues whether or not bound directly or via a linker to a Conjugate. For clarity Compound does not include illudin bound directly or via a linker to a Conjugate or acylfulvene bound directly or via a linker to a Conjugate, including an illudin analog bound directly or via a linker to a Conjugate, or acylfulvene analog bound directly or via a linker to a Conjugate.

1.43 “Irofulven” means (i) irofulven or 6-hydroxymethylacylfulvene (also known as HMAF or MGI-114 or IUPAC name, (6‘R)-6’-hydroxy-3’-(hydroxymethyl)-2’,4’,6’- trimethylspiro[cyclopropane-1,5’-inden]-7’(6‘H)-one or (5‘R)-5’-hydroxy-1’- (hydroxymethyl)-2’,5’,7’-trimethylspiro[cyclopropane-1,6’-indene]-4’-one) (CAS No. 158440-71-2 and/or CAS 187277-46-9) (FDA UNII 6B799IH05A http://fdasis.nlm.nih.gov/srs/ProxyServlet?mergeData=true&objectHandle=DBMaint&A PPLICATION NAME=fdasrs&actionHandle=default&nextPage=jsp/srs/ResultScreen.js p&TXTSUPERLISTID=6B799IH05A ), an alkylating DNA damage repair inhibitor, having molecular formula C15H18O3, and/or (ii) any salt, free acid, free base, clathrate, solvate, hydrate, hemihydrate, anhydride, chelate, conformer, congener, crystal form, crystal habit, polymorph, amorphous solid, homolog, isomer, stereoisomer, enantiomer, racemate, prodrug, isotopic or radiolabeled equivalent, complex or mixture of any of the foregoing with respect to Irofulven that has the same mechanism of action as Irofulven. For clarity, Irofulven includes the active pharmaceutical ingredient known as irofulven, together with any salt, free acid, free base, clathrate, solvate, hydrate, hemihydrate, anhydride, chelate, conformer, congener, crystal form, crystal habit, polymorph, amorphous solid, homolog, isomer, stereoisomer, enantiomer, racemate, prodrug, isotopic or radiolabeled equivalent, complex or mixture thereof. For the purposes of the Agreement and this Addendum, Irofulven does not include Irofulven bound directly or via a linker to a Conjugate, Irofulven Analogues irrespective of whether bound directly or via a linker to a Conjugate or illudin bound directly or via a linker to a Conjugate or acylfulvene bound directly or via a linker to a Conjugate, including an illudin analogue bound directly or via a linker to a Conjugate, or acylfulvene analogue bound directly or via a linker to a Conjugate.

1.44 “Irofulven Analogues” means any analogues and/or derivatives of Irofulven owned and/or controlled by LP either prior to or during the Term of the Agreement, which analogues and/or derivatives have the same or similar mechanism-of-action as Irofulven but are characterized by substantially different and/or superior anti-tumor activity and/or safety/toxicity profile as compared to Irofulven (e.g. by IC50 and other standard cellular and animal testing models), including analogue LP-184, currently under development by LP, but excluding all of the following: illudin bound directly or via a linker to a Conjugate or acylfulvene bound directly or via a linker to a Conjugate, including an illudin analogue bound directly or via a linker to a Conjugate, acylfulvene analogue bound directly or via a linker to a Conjugate, Irofulven bound directly or via a linker to a Conjugate or Irofulven Analogue bound directly or via a linker to a Conjugate.

Oncology Venture-Lantern Pharma Irofulven License.

1.100 “AFC License” means the Technology License Agreement between AFC and LP, having an effective date of January 15, 2015 attached as Exhibit H and as may be amended from time to time (the “Technology License Agreement”).

1.101 “Other Excluded Rights” means all rights to (i) research, develop, make, have made, use, distribute, import, offer for sale and sell all of the following: illudin bound directly or via a linker to a Conjugate or acylfulvene bound directly or via a linker to a Conjugate, including an illudin analogue bound directly or via a linker to a Conjugate, acylfulvene analogue bound directly or via a linker to a Conjugate, Irofulven bound directly or via a linker to a Conjugate or Irofulven Analogue bound directly or via a linker to a Conjugate and (ii) access, possess, and utilize LP Data Package for the purpose of exercising rights in illudin bound directly or via a linker to a Conjugate or acylfulvene bound directly or via a linker to a Conjugate including an illudin analogue bound directly or via a linker to a Conjugate, acylfulvene analogue bound directly or via a linker to a Conjugate, Irofulven bound directly or via a linker to a Conjugate or Irofulven Analogue bound directly or via a linker to a Conjugate.

1.102 “First Program Acquirer” means the first entity with respect to time entering into a Program Acquirer Agreement with OV. Any Program Acquirer who is not a First Program Acquirer is a subsequent Program Acquirer.

ARTICLE 2

GRANT OF RIGHTS

2.1(a) License under LP Technology. Subject to the terms and conditions of this Agreement and for the Term, LP hereby grants to OV an exclusive, royalty-bearing license, with the right to sublicense (subject to Section 2.2) and assignment (subject to Section 13.5), under the LP Technology and LP’s rights and interest in the Product-Related Inventions, Joint Patents and Joint Inventions, in each case excluding the Excluded Rights and Other Excluded Rights, to (i) Develop, have Developed, use and Commercialize the Compound and Products in the Territory in the Field, and (ii) access, possess, and utilize LP Data Package in the exercise of the rights granted in subsection (i) above (and as further provided in this Agreement). The Parties acknowledge and agree that the foregoing license grant shall be considered a sublicense with respect to any LP Technology that is licensed by LP from a Third Party.

2.1(c) For purposes of clarity, the Excluded Rights are expressly reserved to LP, the license granted by LP to OV in this ARTICLE 2 excludes Irofulven Analogues currently under development by LP or otherwise developed by LP during the Term hereof, and nothing herein shall be construed as limiting the ability of LP to develop and commercialized such Irofulven Analogues. For purposes of clarity, the Other Excluded Rights are expressly reserved to third parties. The license granted by LP to OV in this ARTICLE 2 excludes any right to Develop, have Developed, use and/or Commercialize all of the following: illudin bound directly or via a linker to a Conjugate or acylfulvene bound directly or via a linker to a Conjugate, including an illudin analogue bound directly or via a linker to a Conjugate, acylfulvene analogue bound directly or via a linker to a Conjugate, Irofulven bound directly or via a linker to a Conjugate or Irofulven Analogue bound directly or via a linker to a Conjugate.

Oncology Venture-Lantern Pharma Irofulven License.

2.3 Nothing in this Agreement shall be construed as restricting the right of (i) each Party to research, develop and commercialize one or more products with pharmaceutically-active ingredients having the same or similar mechanism of action as Irofulven (other than Compounds or Products) outside the Field; and/or (ii) the right of LP to research, develop and commercialize one or more Irofulven Analogues; and/or (iii) the right of third party licensees or sub-licensees of AFC to research, develop and commercialize all of the foregoing: illudin bound directly or via a linker to a Conjugate or acylfulvene bound directly or via a linker to a Conjugate, including an illudin analogue bound directly or via a linker to a Conjugate, acylfulvene analogue bound directly or via a linker to a Conjugate, Irofulven bound directly or via a linker to a Conjugate or Irofulven Analogue bound directly or via a linker to a Conjugate.

ARTICLE 3

GOVERNANCE

3.9 Obligations of OV.

(a) Upon entering into an agreement to transfer to a Program Acquirer, OV shall deliver to AFC an unredacted copy of all contracts and documents governing the transfer to the Program Acquirer.

(b) Upon entering into a license or a sublicense, OV shall deliver to AFC an unredacted copy of all contracts and documents governing the license to the licensee or sublicensee.

(c) OV acknowledges that AFC is a third party beneficiary of the Agreement as per this Addendum.

(d) OV agrees that as the promisor, OV will make the payments to AFC as provided in Exhibit L.

(e) OV agrees to require any assignee including a Program Acquirer to agree to (i) the terms of the Agreement as per this Addendum and to be bound by the Letter Agreement (hereinafter the “Letter Agreement”), attached hereto as Exhibit K; (ii) following Technical Failure under Section 1.93 of the Agreement and/or termination of OV’s rights under Section 5.6 of the Agreement, to transfer to AFC all Regulatory Materials, Regulatory Approvals for Product(s), records and data related to any clinical trials including ongoing, previously conducted, pending, prohibited or suspended trials, and (iii) assume the responsibilities of OV as promisor to make payments on behalf of LP as provided in Exhibit L, according to the terms of this Addendum and the Letter Agreement.

Oncology Venture-Lantern Pharma Irofulven License.

(f) OV agrees to require any licensee or sublicensee to agree to the terms of the Agreement as per this Addendum, and following Technical Failure under Section 1.93 of the Agreement and/or termination of OV’s rights under Section 5.6 of the Agreement, to transfer to AFC all Regulatory Materials, Regulatory Approvals for Product(s), records and data related to any clinical trials including ongoing, previously conducted, pending, prohibited or suspended trials.

(g) If AFC repays, restores, or returns, in whole or in part, any payment previously paid to AFC in full or partial satisfaction of any obligation based on the responsibilities of OV or any of its successors or assigns, because the payment or transfer, or the incurrence of the obligation so satisfied, is declared to be void, voidable, or otherwise recoverable under any state or federal law (collectively, a “Voidable Transfer”), or because AFC elects to do so on the reasonable advice of its counsel in connection with an assertion that the payment, transfer, or incurrence is a Voidable Transfer, then, as to any such Voidable Transfer, or the amount thereof that AFC repays, restores, or returns, and as to all reasonable costs, expenses, and attorney’s fees of AFC related thereto, the liability of OV or any of its successors or assigns will automatically and immediately be revived, reinstated, and restored and will exist as though the Voidable Transfer had never been made.

(h) Upon termination of the Agreement, OV agrees to transfer to AFC all Regulatory Materials, Regulatory Approvals for Product(s), records and data related to any clinical trials including ongoing, previously conducted, pending, prohibited or suspended trials.

(i) OV confirms that the Drug License and Development Agreement remains in full force and effect and OV has not given any notice of termination to LP or of any notice of default by LP under the Drug License and Development Agreement.

3.10 Obligations of LP.

(a) LP expressly designates AFC as a third party beneficiary of the Agreement as per this Addendum.

(b) LP as the promisee, acknowledges and agrees that OV, as the promisor, shall make payments directly to AFC the intended beneficiary of the Agreement as per this Addendum, as provided in Exhibit L.

(c) LP confirms that the Drug License and Development Agreement remains in full force and effect and LP has not given any notice of termination to OV or of any notice of default by OV under the Drug License and Development Agreement.

(d) LP hereby grants to OV all rights and licenses granted to LP on the same terms and conditions such rights and licenses were granted to LP under the Technology License Agreement, as modified by the terms of the AFC-OV Stand-by License Agreement; it being understood and agreed that the Drug License and Development Agreement shall be subordinate to the Technology License Agreement.

Oncology Venture-Lantern Pharma Irofulven License.

ARTICLE 4

DEVELOPMENT; REGULATORY

4.12 (e) Prior to concluding any final Program Acquirer Agreement with a potential Program Acquirer, OV shall disclose such potential Program Acquirer to LP and AFC including supplying an unredacted copy of all proposed contracts and documents governing the transfer to the potential Program Acquirer (the ability to withhold such consent being the “Veto Right”). Such consent shall not be unreasonably withheld, conditioned, or delayed; provided that the Program Acquirer is not insolvent and/or has not filed for bankruptcy within any state, province, country or territory within the Territory and has at least [***] dollars ($ [***] ) in cumulative proven sales of a pharmaceutical product. See Section 5.3 with regard to OV’s obligations towards LP in the negotiation of Program Acquirer Agreement(s)

ARTICLE 5

PROGRAM EXIT; ACQUISITION

ARTICLE 6
FINANCIALS

6.2 (j) Alternative Payment Structure. Prior to the entering into by OV of a Program Acquirer Agreement for the Territory or a specific part of the Territory, OV shall provide LP with information about the payments, other than royalty payments (as LP’s rights in respect of such are regulated by Section 6.3 below), to be made by the Program Acquirer to OV for the rights granted under the Program Acquirer Agreement in question, e.g. milestone payments and other lump sum payments, such as upfront payments. LP shall within fifteen (15) days of receipt of this information inform OV by a written notice whether LP in respect of the Program Acquirer Agreement in question chooses to receive payments, where relevant, according to the milestone payment principles set out in Section 6.2(a)-(h) above or whether LP chooses to receive alternative payments as per this Section 6.2(j). LP shall not elect to receive alternative payments without AFC’s consent in writing. If LP elects to receive alternative payments, the following provisions shall apply, to the extent applicable, in lieu of payments which would otherwise have to be made under 6.2(a)-(h):

(i) The alternative payment structure entitles LP to receive (i) if LP has not exercised its Opt-In Rights, [***] percent [***](%), or (ii) if LP has exercised its Opt-In Rights, [***] percent [***]%), of all amounts, other than royalty payments, received by or on behalf of OV from the [***] Program Acquirer, or from a Third Party paying on behalf of the Program Acquirer, in consideration of the Program Acquirer Agreement after subtraction of any amounts paid or payable by OV on the basis of the Program Acquirer Agreement (including in respect of receipt of payments thereunder) for VAT, other taxes (including income taxes), and other fees and payments to Governmental Authorities, including in respect of the development or distribution of the Products, and payments made by the Program Acquirer to compensate OV’s documented reasonable costs of any kind, including Regulatory Costs (the “Alternative Payment Basis”).

Oncology Venture-Lantern Pharma Irofulven License.

(ii) Payments to LP as per the alternative payment structure shall be made by OV within thirty (30) days of OV’s receipt on account of any subject payment(s) from the Program Acquirer.

(iii) LP’s choice with regard to the application of the alternative payment structure is binding and irrevocable.

(iv) If LP chooses to receive payment as per the alternative payment structure, LP shall, with regard to the Program Acquirer Agreement in question and any clinical trials, research, Development, filings, etc. carried out by the Program Acquirer under the agreement, have no right or claim against OV or the Program Acquirer in respect of any payment as per Section 6.2(a)-(h), irrespective that the Program Acquirer Agreement in question may comprise the EU and/or the U.S. and irrespective that the Program Acquirer Agreement may contain an obligation for the Program Acquirer to pay milestone payments in respect of milestone events identical or similar to those set out in Section 6.2(a)-(h). This has the implication that LP will not have a right to receive, for example, payment as per Section 6.2(c) if LP has elected to receive alternative payments. Notwithstanding the foregoing, LP shall, subject to Section 6.2(j)(vi), retain the option to receive alternative payments in respect of any Program Acquirer Agreement presented as per the above after the receipt of a milestone payment from OV.

(v) If LP does not provide written notice to OV of its election to receive alternative payments within the aforementioned fifteen (15) Business Days period or if LP notifies OV that it for the Program Acquirer Agreement in question chooses to opt for application of the payment principles set out in Section 6.2(a)-(h), the principles set out in Section 6.2(a)-(h) shall, where relevant, apply in respect of the Program Acquirer Agreement in question and LP shall, in respect of the Program Acquirer Agreement in question, have no right or claim for alternative payment as per this Section 6.2(j).

(vi) In the event a Program Acquirer Agreement is presented after payment of one or more milestone payments under 6.2(a)-(e), the alternative payment amount(s) otherwise payable to LP in respect of the Program Acquirer Agreement in question (calculated as per subsection (iv) above) shall prior to payment to LP be reduced to the extent of any milestone payments already paid to LP by OV. For example, if a Program Acquirer Agreement (having the U.S. as its applicable jurisdiction or part of its applicable jurisdiction) is presented in accordance with this Section after OV has paid a milestone payment as per Section 6.2(a) for treatment of first patient in a Phase 3 Clinical Trial, whether in the U.S. or in another jurisdiction, and OV has not yet filed for Regulatory Approval in the U.S., and assuming LP has not exercised its Opt-In Rights, the calculated alternative payment amount shall be reduced by [***] U.S dollars ($[***]) before payment to LP and LP shall only be entitled to receive the reduced amount. 6.10 Undertake Payments. As consideration for AFC entering into the Letter Agreement and AFC’s modification of the Technology License Agreement with LP, OV as promisor agrees to make the direct payments to AFC on behalf of LP as outlined in Exhibit L, solely to the extent that OV is responsible to make the specified payments thereon to LANTERN under this Addendum (as this Addendum supersedes the Drug License and Development Agreement). LANTERN acknowledges and agrees that such direct payments to AFC (or any designee) shall reduce, dollar-for-dollar, the amounts which OV owes to LANTERN with respect to each such payment obligation specified in Exhibit L.

Oncology Venture-Lantern Pharma Irofulven License.

6.10 LANTERN hereby confirms that, on the EFFECTIVE DATE, it will make the following payments directly to AFC:

1)	$[***] in connection with OV’s obligation to pay a signing fee ($[***]) to Lantern (based on the [***]% royalty).

2)	$[***] in connection with LP’s commitment of a $[***] license fee for Irofulven in 2016.

3)	$[***] in connection with LP’s commitment of a $[***] license fee for Irofulven Analogues in 2016

4)	$[***] in connection with Lantern’s ongoing commitment to pay the legal fees of AFC in negotiating (i) the Letter Agreement; (ii) Proprietary Information Agreement; (iii) addendum to Lantern Pharma-OV License Agreement; (iv) addendum to Technology License Agreement; and (v) Material Transfer Agreement.

5)	$[***] in connection with Lantern’s ongoing commitment to pay the costs and fees of AFC supplying access to the LP Data Package this amount is to cover the January 25-26 inspection of the LP Data Package.

6.11 Authorization for Payments. LP as promisee contracts with OV to make payments directly to AFC as a third party beneficiary of this Addendum as outlined in Exhibit L. LP authorizes OV to make payments to AFC as outlined in Exhibit L to the extent that OV is responsible to make payments to LP. For clarity LP authorizes OV to make the payment 1 listed in Exhibit L in total directly to AFC before OV makes any payment to LP for entry into Phase 3 trials. For clarity LP authorizes OV to make the payment 2 listed in Exhibit L in total directly to AFC before OV makes any payment to LP for U.S. NDA filing. For clarity LP authorizes OV to make the payment 3 listed in Exhibit L in total directly to AFC before OV makes any payment to LP for a U.S. FDA approval. For clarity LP authorizes OV to make the payment 4 listed in Exhibit L in total directly to AFC before OV makes any payment to LP for a European NDA filing. For clarity LP authorizes OV to make the payment 5 listed in Exhibit L in total directly to AFC before OV makes any payment to LP for European approval. For clarity LP authorizes OV to make the payment 6 listed in Exhibit L in total directly to AFC before OV makes any payment to LP for appointment of a First Program Acquirer and in the event that total payment is not fulfilled and subsequent Program Acquirer.

ARTICLE 7

INTELLECTUAL PROPERTY

7.1 Ownership of Inventions. Except as otherwise provided in this Section 7.1, (i) each Party shall own all inventions and Information made solely by the respective employees, agents, and independent contractors of it and its Affiliates in the course of conducting such Party’s activities under this Agreement (collectively, “Sole Inventions”), and (ii) all inventions and Information that are conceived, reduced to practice, authored or otherwise made jointly by employees, Affiliates, agents, or independent contractors of both Parties in the course of performing activities under this Agreement (collectively, “Joint Inventions”) shall be owned jointly by the Parties in accordance with joint ownership interests of co-inventors under the U.S. patent laws. Notwithstanding the foregoing, the Parties acknowledge that AFC (the Third Party licensor of certain of the LP Patents), pursuant to its license agreement with LP, entered into prior to the Effective Date in respect of certain LP Patents, may have certain claims to exclusive ownership rights to all inventions, discoveries, improvements, and modifications, as well as all methods, processes, know-how and/or trade secrets arising from, conceived or reduced to practice by either Party in the course of performing its obligations under this Agreement (relating to the research, development, formulation, marketing and sale of the Products and Compounds), regardless of whether generated by LP or OV, or an employee of either Party, where such performance is based on utilization of rights under the LP Patent(s) covered by the license agreement between LP and AFC (the “Product-Related Inventions”).

Oncology Venture-Lantern Pharma Irofulven License.

ARTICLE 8

REPRESENTATIONS, WARRANTIES AND COVENANTS

ARTICLE 9

INDEMNIFICATION

ARTICLE 10

CONFIDENTIALITY

ARTICLE 11

TERM AND TERMINATION

ARTICLE 12

DISPUTE RESOLUTION

ARTICLE 13

MISCELLANEOUS

13.1 Entire Agreement; Amendment. The Agreement, including the Exhibits thereto, and this Addendum , including the Exhibits hereto set forth the complete, final and exclusive agreement and all the covenants, promises, agreements, warranties, representations, conditions and understandings between the Parties hereto with respect to the subject matter hereof and supersedes, as of the Effective Date, all prior agreements and understandings between the Parties including the Agreement with respect to the subject matter hereof, including, the Existing Confidentiality Agreement to the extent as set out in Section 10.1. The foregoing shall not be interpreted as a waiver of any remedies available to either Party as a result of any breach, prior to the Effective Date, by the other Party of its obligations pursuant the Agreement or the Existing Confidentiality Agreement. There are no covenants, promises, agreements, warranties, representations, conditions or understandings, either oral or written, between the Parties other than as are set forth herein and therein. No subsequent alteration, amendment, change or addition to this Agreement shall be binding upon the Parties unless reduced to writing and signed by an authorized officer of each Party. All Exhibits shall be subject to the terms and conditions of this Agreement. In the event of any conflict or inconsistency between the terms of this Agreement and the terms of any Exhibit, the terms of this Agreement shall govern. Any amendment of the Agreement and/or this Addendum that restricts, impairs or diminishes AFC’s rights in any manner is expressly prohibited including any amendment that alters AFC’s status and/or rights as a third party beneficiary under Sections 3.9 and 3.10 of this Addendum and/or AFC’s right to direct payment by OV under Section 6.10 as authorized by LP under Section 6.11 of this Addendum and other entitlements under Section 7.1 of this Addendum.

Oncology Venture-Lantern Pharma Irofulven License.

13.3 Notices. Any notice required or permitted to be given under the Agreement shall be in writing, shall specifically refer to the Agreement, and shall be addressed to the appropriate Party at the address specified below or such other address as may be specified by such Party in writing in accordance with this Section 0, and shall be deemed to have been given for all purposes when received, if hand-delivered or by means of facsimile or other electronic transmission, or one Business Day after being sent by a reputable overnight delivery service.

If to OV:	Oncology Venture A/S
Venlighedsvej 1
DK-2970 Hørsholm
Denmark
	Attention:	Dr. Peter Buhl Jensen, M.D.
Chief Executive Officer

With a copy to:	Dechert LLP
1900 K Street, NW
Washington, D.C. 20006-2401 The United States of America
	Attention:	David E. Schulman, Esq.

And	Plesner Law Firm
Amerika Plads 37
DK-2100 Copenhagen
Denmark
	Attention:	Thomas Holst Laursen, Esq.

If to LP:	Lantern Pharma, Inc.
211 N Ervay St, Suite 404
Dallas, TX 75201
The United States of America
	Attn: Dr.	Arunkumar Asaithambi, Ph.D.
Chief Executive Officer

With a copy to:	McGuireWoods LLP
2000 McKinney Ave., Suite 1400
Dallas, TX 75201
The United States of America
	Attention:	Darren Collins, Esq.

Oncology Venture-Lantern Pharma Irofulven License.

If to: AFC:	AF Chemicals LLC
5545 Coral Reef, La Jolla, CA 92037

AFC Payment to:
P.O. BOX 99213,
San Diego, CA 92169

13.5 Assignment and Succession. Except as expressly stated herein, neither Party may assign or transfer this Agreement or any rights or obligations hereunder without the prior written consent of the other, except that a Party may make such an assignment without the other Party’s consent to such Party’s Affiliate or to a successor (including Program Acquirer) in connection with the transfer of (a) all or substantially all of the business of such Party relating to this Agreement, and/or (b) in the case of OV, that portion of OV’s business to which this Agreement pertains (including OV’s rights and obligations under this Agreement), whether by way of merger, sale of stock, sale of assets or other transaction. Any permitted successor or assignee of an assigning Party’s rights and obligations hereunder shall, in writing to the other Party, expressly assume performance of all of the assigning Party’s rights and obligations, see, however, Section 5.3 with regard to OV’s assignment to a Program Acquirer. The LP Technology shall exclude any intellectual property held or developed by a permitted successor of LP prior to the transaction in which it became a successor of such Party. This Agreement shall be binding on, and inure to the benefit of, the respective successors-in-interest of the Parties and any permitted assignment shall be binding on the successors of the assigning Party. Any assignment or attempted assignment by either Party in violation of the terms of this Section 0 shall be null, void and of no legal effect. For purposes of clarity, this clause will not apply to AFC in the event that the Letter Agreement becomes effective.

13.8 Third Party Beneficiaries. The Agreement will be binding upon and inure solely to the benefit of the Parties and their successors and permitted assigns and no provision of this Agreement, express or implied, is intended to or will be deemed to confer upon Third Parties any right, benefit, remedy, claim, liability, reimbursement, claim of action or other right of any nature whatsoever under or by reason of this Agreement other than the Parties and, to the extent provided in Sections 9.1 and 9.2, the Indemnified Parties, except that AFC is a third party beneficiary as per Section 3.9 and 3.10 with respect to payments under 6.10, 6.11 and 7.1. Without limitation, this Agreement will not be construed so as to grant employees of either party in any country any rights against the other Party pursuant to the laws of such country.

Oncology Venture-Lantern Pharma Irofulven License.

13.16 Conditions Subsequent. Unless satisfactory completion of the following Conditions Subsequent has taken place no later than sixty (60) days following the Effective Date, the individual Party shall be entitle to terminate the Agreement as per Section 11.5:

(a) Execution of any required sub-contractor agreement between OV and MPI for the development and provision by MPI to OV of the DRP Biomarker required for conduct of the Program.

(b) Satisfactory completion by OV of its due diligence on the LP Data Package (and other LP Technology relevant to Irofulven and the conduct of the Program), which due diligence may include on-site inspection, by OV or its designees, of the LP Data Package at LP’s facilities and/or offsite document storage facilities, and discussions with the FDA and/or other Regulatory Authorities as necessary and/or desirable to OV.

(c) This Section is intentionally left blank.

(d) This Section is intentionally left blank.

(e) The Parties agree that Lantern’s obligations under Sections 13.16 (c) and (d) of this Agreement are extinguished or have been met by virtue of the execution of (i) the Letter Agreement, (ii) this Addendum, and (iii) the addendum to the Technology License Agreement dated February 8, 2016, and that any grounds for alleging breach of the agreement for which a Party currently has knowledge have been fully resolved by virtue of the execution of the foregoing agreements and addenda .

Signature Page to Follow

FINAL VERSION 2/8/16
CONFIDENTIAL

In Witness Whereof, the Parties have executed this Addendum in duplicate originals by the following signatures of their duly authorized officers as of the Effective Date.

On Cology Venture, A/S		Lantern Pharma, Inc.

By:		By:
	Peter Buhl Jensen, M.D., Ph.D.		Arunkumar Asaithambi, Ph.D,
	Chief Executive Officer		Chief Executive Officer

Date:		Date:	02-10-2016

Oncology Venture-Lantern Pharma Irofulven License.

EXHIBITS

Exhibit H	TECHNOLOGY LICENSE AGREEMENT signed January 15, 2015

Exhibit I	Addendum to TECHNOLOGY LICENSE AGREEMENT signed February 8, 2016

Exhibit J	DRUG LICENSE AND DEVELOPMENT AGREEMENT signed May 23, 2015

Exhibit K	Letter Agreement signed February 8, 2016

Exhibit L	Schedule of Payments

FINAL VERSION 2/8/16
CONFIDENTIAL

Exhibit H

Technology License Agreement

By and between LANTERN PHARMA, INC.

and

AF CHEMICALS, LLC

January 15, 2015

[to be appended pre-execution]

FINAL VERSION 2/8/16
CONFIDENTIAL

Exhibit I

Addendum to Technology License Agreement

By and between LANTERN PHARMA, INC.

and

AF CHEMICALS, LLC

[to be appended pre-execution]

Oncology Venture-Lantern Pharma Irofulven License.

Exhibit J

DRUG LICENSE AND DEVELOPMENT AGREEMENT

By and between LANTERN PHARMA, INC.

and

ONCOLOGY VENTURE, APS

Dated May 23, 2015

[to be appended pre-execution]

Oncology Venture-Lantern Pharma Irofulven License.

Exhibit K

Letter Agreement

By and between AF CHEMICALS, LLC

and

ONCOLOGY VENTURE, APS

Dated February 8, 2016

[to be appended pre-execution]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

Appendix C

The following is a list of ONCOLOGY VENTURE, APS (OV) payments to be made directly and in preference to AF Chemicals LLC (AFC) on behalf of Lantern Pharma, Inc. (LP) at the time of the applicable payment to LP under the relevant sections of the Drug License and Development Agreement by and between LP and OV, dated as of May 23, 2015, as amended February 8, 2016 and as further amended from time to time, as enumerated below:

1) $[***] prior to any payment by OV to Lantern upon treatment of the first patient in a Phase 3 Clinical Trial of a Product under 6.2(a) ($[***] plus [***]% of $[***] payment plus an additional $[***] payment - portion of the $[***]).

2) $[***] prior to any payment by OV to Lantern upon first Filing of Regulatory Approval in the U.S. of a Product under 6.2(c) ($[***] plus [***]% of $[***] payment plus an additional $[***] payment -portion of the $[***]).

3) $[***] prior to any payment by OV to Lantern upon Regulatory Approval in the U.S. of a Product under 6.2(e) ($[***] plus [***]% of $[***] plus an additional $[***] payment to AFC - portion of the $[***]).

4) $[***] prior to any payment by OV to Lantern for the first Filing of Regulatory Approval in the EU under 6.2(b) ([***]% of $[***] payment plus an additional $[***] payment - portion of the $[***]).

5) $[***] prior to any payment by OV to Lantern for Regulatory Approval in the EU of a Product under 6.2(d) ($[***] (for Germany, France, UK) plus[***] % of $[***] payment plus an additional payment of $[***] - portion of the $[***]).

6) $[***] prior to any payment by OV to Lantern for the conclusion of a First Program Acquirer Agreement under Section 6.2(g) ([***]% of the $ [***] payment).

Note that LP remains responsible for the 2017 and subsequent yearly licensing payments to AFC for Irofulven and Irofulven Analogues.

FINAL VERSION 2/8/16
CONFIDENTIAL

Exhibit L

SCHEDULE OF PAYMENTS

The following is a list of ONCOLOGY VENTURE, APS (OV) payments to be made directly and in preference to AF Chemicals LLC (AFC) on behalf of Lantern Pharma, Inc. (LP) at the time of the applicable payment to LP under the relevant sections of the Drug License and Development Agreement by and between LP and OV, dated as of May 23, 2015, as amended February 8, 2016 and as further amended from time to time, as enumerated below:

1) $[***] prior to any payment by OV to Lantern upon treatment of the first patient in a Phase 3 Clinical Trial of a Product under 6.2(a) ($[***] plus [***] % of $[***] payment plus an additional $[***] payment - portion of the $[***]).

2) $[***] prior to any payment by OV to Lantern upon first Filing of Regulatory Approval in the U.S. of a Product under 6.2(c) ($[***] plus [***]% of $[***] payment plus an additional $ [***] payment - portion of the $[***]).

3) $ [***] prior to any payment by OV to Lantern upon Regulatory Approval in the U.S. of a Product under 6.2(e) ($[***] plus [***]% of $[***] plus an additional $[***] payment to AFC - portion of the $[***]).

4) $ [***] prior to any payment by OV to Lantern for the first Filing of Regulatory Approval in the EU under 6.2(b) ([***]% of $[***] payment plus an additional $[***] payment - portion of the $[***] ).

5) $[***] prior to any payment by OV to Lantern for Regulatory Approval in the EU of a Product under 6.2(d) ($[***] (for Germany, France, UK) plus [***]% of $[***] payment plus an additional payment of $[***] - portion of the $[***]).

6) $[***] prior to any payment by OV to Lantern for the conclusion of a First Program Acquirer Agreement under Section 6.2(g) ([***]% of the $[***] payment).

Note that LP remains responsible for the 2017 and subsequent yearly licensing payments for Irofulven and Irofulven Analogues.